EXHIBIT 10.32.1

  FIRST AMENDMENT TO SECURED CONVERTIBLE CREDIT FACILITY AND SECURITY AGREEMENT

     This First Amendment to Secured Convertible Credit Facility and Security Agreement is made and entered is as of the 31st day of December, 2001 by and between CareCentric, Inc. (formerly known as Simione Central Holdings, Inc.) ("CareCentric"), CareCentric National, LLC (formerly known as Simione Central National, LLC) ("CareCentric National") and CareCentric Consulting, Inc. (formerly known as Simione Central Consulting, Inc.) ("CareCentric Consulting"; CareCentric, CareCentric National and CareCentric Consulting are collectively referred to as "Borrower") and John E. Reed ("Reed").

                                   WITNESSETH:

     WHEREAS, Borrower and Reed entered into that certain Secured Convertible Credit Facility and Security Agreement ("Credit Agreement") dated as of June 12, 2000;

     WHEREAS, the parties desire to amend certain terms of the Credit Agreement on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1. In the definition of "Obligations" in Section 1 of the Credit Agreement, the phrase "or any promissory note from Borrower to Lender and/or any participants in the amount of any accrued but unpaid interest converted to an obligation hereunder" shall be inserted in the 3rd line after the phrase "or the Note".

     2. The first sentence of Section 2.3(a) of the Credit Agreement shall be deleted and the following sentences shall be inserted in lieu thereof: "Each Loan shall bear interest from the date of disbursement on the unpaid principal amount thereof until such amount is paid (whether upon Maturity, by Acceleration or otherwise) at a rate per annum equal to the Prime Rate plus two percent ( 2 %). "Prime Rate" means the fluctuating prime rate of interest established by Wainwright Bank & Trust Company from time to time whether or not such rate shall be otherwise published."

     3. Section 2.3(c) of the Credit Agreement shall be deleted and the following shall be inserted in lieu thereof: "Post-Maturity Interest. After Maturity (whether by acceleration or otherwise) of the Loans, the Loans shall bear interest, payable on demand, at a rate per annum equal to the Prime Rate plus five percent (5%)."

     4. After the first sentence of Section 2.4(a) of the Credit Agreement, the following sentence shall be added: "For the calendar quarters ending in the year 2002, one-half of accrued interest shall be payable at the end of each calendar quarter, and the balance shall be due and payable at December 31, 2003 at the choice of Lender, either (a) in cash promptly, or (b) by conversion to an "obligation" under the terms of this Agreement through the delivery of an appropriate promissory note."


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     5. In Section 2.5 of the Credit  Agreement,  the phrase "and any promissory note from Borrower to Lender and/or any participants in the amount of any accrued but unpaid interest converted to an obligation hereunder" shall be inserted after the word "Loans" in the 2nd line.

     6. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

     7. This First Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this First Amendment by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered.

     8. This First Amendment and the rights and obligations of the parties under this First Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware, without reference to conflicts of laws.

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this First Amendment to be duly executed and delivered as of the date first above written.

                                 BORROWER

                                 CARECENTRIC, INC.

                                 By:   /s/ Dennis Brauckman
                                       -----------------------------------------
                                 Title Vice President
                                       -----------------------------------------


                                 CARECENTRIC NATIONAL, LLC

                                 By:  SC Holding, Inc.,
                                      its sole manager and member

                                 By:   /s/ Dennis Brauckman
                                       -----------------------------------------
                                 Title Vice President
                                       -----------------------------------------


                                 CARECENTRIC CONSULTING, INC.

                                 By:   /s/ Dennis Brauckman
                                       -----------------------------------------
                                 Title Vice President
                                       -----------------------------------------


                                 LENDER

                                 /s/ John E. Reed
                                 -----------------------------------------
                                 John E. Reed



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